CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I,  George  R.   Aylward,   President  of  Phoenix   Insight  Funds  Trust  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 5, 2007                       /s/ George R. Aylward
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                                               George R. Aylward, President
                                               (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Insight Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 5, 2007                   /s/ W. Patrick Bradley
     -------------------------------      --------------------------------------
                                           W. Patrick Bradley, Chief Financial
                                           Officer and Treasurer
                                           (principal financial officer)